Exhibit 10.6
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED
BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
FIRST AMENDMENT TO SUPPLEMENT ONE TO THE PROFESSIONAL
DETAILING SERVICES AGREEMENT
THIS FIRST AMENDMENT TO SUPPLEMENT ONE TO THE PROFESSIONAL DETAILING SERVICES AGREEMENT (“Second Amendment”), is hereby made and entered into this 22nd day of March, 2011, by and between SOMAXON PHARMACEUTICALS, INC., a Delaware corporation (“Client”) and PUBLICIS TOUCHPOINT SOLUTIONS, INC. (“Publicis”). Client and Publicis being hereinafter collectively referred to as the “Parties”.
R E C I T A L S
WHEREAS, the Parties entered into that certain Professional Detailing Services Agreement dated July 14, 2010 (the “Agreement”);
WHEREAS, the Parties entered into that certain Supplement One to the Agreement also dated July 14, 2010, amended and restated as of February 7, 2011 (the “Supplement”);
WHEREAS, the Parties now desire to amend the Supplement One to the Agreement pursuant to the terms and conditions as set forth herein.
NOW, THEREFORE, in consideration of the above recitals, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby understand and agree as follows:
1. All terms used herein shall have the same meaning as ascribed to them in the Agreement. To the extent any term or provision of this First Amendment conflicts with any term or provision of the Agreement or Supplement One, the terms and provisions of the First Amendment shall prevail.
2. Effective March 22, 2011, the Parties hereby agree to delete the language contained in No. of Field Managers of Section I (Overview of Program) of Supplement One to the Agreement in its entirety and substitute the following language in its stead:
•	“No. of Field Managers:

3 Regional Field Coordinators, 1 hired as of August 30, 2010, 1 hired as of February 15, 2011, and 1 hired as of March 1, 2011.

100% of National Business Director 1st six months of Program, 33% of a National Business Director 2nd six months of Program”

3. Effective March 22, 2011, the Parties hereby agree to delete the following language contained in subsection F. Estimated Pass-Thru Costs of Section II (Detailed Program Costs) of Supplement One to the Agreement in its entirety:
•	“Regional Field Coordinator bonus and related taxes (at ***) of *** and National Business Director bonus and related taxes (at ***) of *** to be based upon achievement of performance metrics outlined in an incentive plan mutually agreed upon by both parties. Determination and payment of bonuses for the 2010 calendar year will be done once, and determination and payment of bonuses for the remainder of the term of the Program will be done based on 4-month periods (i.e., January through April, May through August and September through December).

•	Field Management field related expenses of *** Fleet and gas allowance, tolls, parking, telephone, wireless access, and incidental expenses. Fleet estimates are based on Ford Explorer XLT model pricing and a two-year lease plan. The gas reimbursement is estimated at $.15/mile and will be reimbursed via a fuel card. Telephone, wireless access, and office supplies has been budgeted at *** per Regional Field Coordinator per month and *** per month for the National Business Director. Air, hotel, meals and other travel incidents have been budgeted at *** per Regional Field Coordinator per month and *** per month for the National Business Director. Expense reimbursement will be made in compliance with Client’s Travel and Expense Reimbursement Policy which will be provided to Publicis in advance of Program launch. The parties will have a good faith discussion regarding any policies that differ from the Publicis standard.”
And substitute the following language in its stead:
•	“Regional Field Coordinator bonus and related taxes (at ***) of *** and National Business Director bonus and related taxes (at ***) of *** to be based upon achievement of performance metrics outlined in an incentive plan mutually agreed upon by both parties. Determination and payment of bonuses for the 2010 calendar year will be done once, and determination and payment of bonuses for the remainder of the term of the Program will be done based on 4-month periods (i.e., January through April, May through August and September through December).

•	Field Management field related expenses of *** Fleet and gas allowance, tolls, parking, telephone, wireless access, and incidental expenses. Fleet estimates are based on Ford Explorer XL model pricing and a two-year lease plan. The gas reimbursement is estimated at $.15/mile and will be reimbursed via a fuel card. Telephone, wireless access, and office supplies has been budgeted at *** per Regional Field Coordinator per month and *** per month for the National Business Director. Air, hotel, meals and other travel incidentals have been budgeted at *** per Regional Field Coordinator per month and *** per month for the National Business Director. Expense reimbursement will be made in compliance with Client’s Travel and Expense Reimbursement Policy which will be provided to Publicis in advance of Program launch. The parties will have a food faith discussion regarding any policies that differ from the Publicis standard.”

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4. Effective March 22, 2011, the Parties hereby agree to delete the following language contained in subsection B. Reconciliation of Section III (Payment/Reconciliation) of Supplement One to the Agreement in its entirety:
“In the event a vacancy arises in a Field Management position, Client shall be entitled to a pro rata rebate equal to *** for the Regional Field Coordinator positions and *** for the National Business Director. Any adjustments for any such vacancy will be made to subsequent billings within fifteen days (15) after Client’s receipt of the reconciliation referenced in the preceding paragraph, provided, however, that any amounts that are disputed in good faith by a party shall be paid by such party promptly upon resolution of such dispute.”
And substitute the following language in its stead:
“In the event a vacancy arises in a Field Management position, Client shall be entitled to a pro rata rebate equal to *** for the Regional Field Coordinator positions and *** for the National Business Director for 1st six months of Program and *** for 2nd six months of Program. Any adjustment for any such vacancy will be made to subsequent billings within fifteen days (15) after Client’s receipt of the reconciliation referenced in the preceding paragraph, provided, however, that any amounts that are disputed in good faith by a party shall be paid by such party promptly upon resolution of such dispute.”
5. Effective March 22, 2011, the Parties hereby agree to delete Attached 1 (Pricing Worksheet) of Supplement One to the Agreement in its entirety and substitute with Attachment 1 (Pricing Worksheet) attached hereto in its stead.
6. In all other respects, the terms and conditions of the Agreement and Supplement One shall remain unchanged and in full force and effect.
IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment to be effective as specifically set forth herein.

SOMAXON PHARMACEUTICALS, INC.		PUBLICIS TOUCHPOINT SOLUTIONS

By:	/s/ Richard W. Pascoe	By:	/s/ Albert J. Pavucek

Name:	Richard W. Pascoe	Name:	Albert J. Pavucek

Title:	President and CEO	Title:	CFO

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment 1- Pricing Worksheet
***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.